SCHEDULE 14A
                                   (RULE 14a)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant  { X }

Filed by a Party other than the Registrant {   }

Check the appropriate box:

{X}   Preliminary Proxy Statement   { }  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                         ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

{ }   Definitive Proxy Statement
{ }   Definitive Additional Materials
{ }   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                        STRATFORD ACQUISITION CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):

{X}   No fee required.

{ }   Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11

           (1)   Title of each class of securities to which transaction
                 applies: ....

           (2)   Aggregate number of securities to which transaction applies:
                 ............................................................

           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ........................................

           (4)   Proposed maximum aggregate value of transaction: ...........

           (5)   Total fee paid:.............................................

{ }   Fee paid previously with preliminary materials.

{ } Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)   Amount Previously Paid: ....................................

           (2)   Form, Schedule or Registration Statement No.: ..............

           (3)   Filing Party: ..............................................

           (4)   Date Filed: ................................................

March 15, 1999


Dear Fellow Shareholders:

It is our pleasure to notify you of our annual meeting of shareholders which will be held on Thursday, April 29, 1999 at 9:30 a.m. (EST) at The University Club located at 1 West 54th Street, New York, New York 10019. We hope your schedule will allow you to attend the meeting.

The matters to be considered and voted upon at the annual meeting are described in the Notice of the Annual Meeting of Shareholders and the related Proxy Statement that accompany this letter.

The year 1998 will be remembered as a very enduring, but progressive year in our company's limited operating history. Over the past twelve months we have dedicated ourselves to the difficult and less rewarding work of building the infrastructure of a manufacturing enterprise that is pursuing a course to becoming a first-tier producer of proprietary construction products. In our communications to you throughout the year, we have expressed our expectations for the year and we are now planning to capitalize on our accomplishments in 1998. In 1998, our company acquired the manufacturing operations and marketing rights to the Fiberforce line of polypropylene fibers, followed through on the development of our Novacrete proprietary admixture and a line of concrete repair and rehabilitation products and began selling our products in Canada, the United States, Israel, Hong Kong and, just recently, in Hungary.

The most exciting prospect for 1999 is the potential for revenue and earnings growth from our Fiberforce concrete reinforcing fibers and our Novacrete concrete additive and pre-packaged concrete repair products and the expansion of our product line through key acquisitions. Although it is premature to discuss any developments on new acquisitions we anticipate that at the time of the shareholders' meeting we will be able to provide you with much greater detail about our growth plans for the remainder of this year.

Synthetic fibers are regarded as one of the fastest growing product lines in the construction product industry. Fiberforce has historically been a well-known product in the Eastern Canadian market, but had little exposure to the much larger United States market. Through the efforts of our larger sales force and distribution network, we have already begun to sell Fiberforce fibers in the United States and into international markets such as Israel and Hong Kong.

By consolidating the operations of newly acquired companies, as we did with the Fiberforce acquisition, we will be able to produce products under the supervision of centralized management and at a substantial cost savings. Turning our company into a financially viable entity with a diversified and full product line that generates earnings for our shareholders is our foremost goal in 1999.

Integral to our plans to achieve greater product diversity and entry into the vast United States market the acquisitions we are targeting will provide us with: manufacturing facilities that are already on-line, regional distribution capabilities, an historical level of sales that we can build on through aggressive marketing and the introduction of new products using brand names that have already been accepted by the contractor community. In the construction product business, customer loyalty is placed on product brands that have been established over time through commercial use. Despite having technically valid products and very competitive prices, one of the greatest obstacles we encountered in 1998 was our company's lack of history and identity of our products with end-users and members of the specification community. By having accepted brands in our product portfolio we will be able to leverage upon this product awareness and customer loyalty as we launch new construction products this year and beyond.

In addition, as our corporate infrastructure grows, we will have the ability to recruit additional senior management with proven track records in sales and operations and more support staff to make our company operate more efficiently.

Despite the tireless efforts that were made in 1998 to first stabilize our company earlier in the year and then to direct it out of the development stage, we have positioned ourselves to achieve exponential growth in 1999.

As we embark upon a year that has been earmarked for continued economic growth we are expecting to have a very favorable environment for selling construction products in all of North America in 1999.

We continue to appreciate your support and interest in our company as we prospect for new opportunities that will create value for all shareholders.

Best Regards,


William K. Lavin                                             Daniel W. Dowe
Chairman                                                     President and Chief
                                                             Executive Officer

                        STRATFORD ACQUISITION CORPORATION
                           67 Wall Street, Suite 2001
                            New York, New York 10005

                                   ----------

                          NOTICE OF THE ANNUAL MEETING
                                 OF SHAREHOLDERS

                                 APRIL 29, 1999


To the Shareholders of
Stratford Acquisition Corporation:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Stratford Acquisition Corporation (the "Company") will be held at The University Club, 1 West 54th Street, New York, New York 10019 at 9:30 a.m. on Thursday, April 29, 1999, for the purpose of considering and voting upon:

     1. Election of four directors to serve until the next annual meeting and until their successors are duly elected and qualified;


     2. A proposal to adopt a provision in the Company's Articles of Incorporation to change the Company's name from Stratford Acquisition Corp. to Novex Systems International, Inc.

     3. Various proposals to adopt provisions in the Company's Articles of Incorporation which would, if adopted:

          (A)  authorize the Board of Directors to issue preferred stock;

          (B) authorize the Board of Directors or 75% of the outstanding shares to amend the By-Laws of the Company;

          (C) authorize the Chairman of the Board or the Secretary within 10 days of receipt of a written request from a majority of the Board of Directors to call a special meeting of shareholders;

          (D) authorize the Board of Directors to increase to no more than twelve or decrease to no less than three the number of directors of the Company and to establish a classified board of directors;

          (E) permit 75% of the outstanding shares to remove a director for cause only and only at an annual or special meeting of shareholders called for that purpose;

          (F) authorize the Company to limit the personal liability of directors to the maximum extent permitted by law;

          (G) authorize the Company to indemnify the officers, directors, employees and agents of the Company to the maximum extent permitted by law; and

          (H) require the affirmative vote of 75% of all outstanding shares to make, amend or repeal any provision in the Articles of Incorporation relating to any of the foregoing proposed resolutions which are adopted at this meeting;

     4. A proposal to redomesticate the Company from the State of Minnesota to the State of New York by way of a merger with a newly-formed wholly-owned subsidiary, Novex Systems International, Inc. and to amend the Certificate of Incorporation of same to reflect the same amendments to the existing Articles of Incorporation of the Company which are adopted by the shareholders at this Annual Meeting; and

     5. A proposal to ratify the appointment by the Board of Directors of Feldman Sherb & Ehrlich, P.C. as the Company's independent accountants and auditors.


The close of business on Monday, March 1, 1999 has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at the annual meeting, and any adjournment.

You are cordially invited to attend the meeting and vote your shares. In the event you cannot attend, please complete, date, sign and return the enclosed proxy in the envelope provided. Your prompt response will be appreciated. A shareholder who executes and returns a proxy in the accompanying form has the power to revoke such proxy at any time prior to the exercise thereof.

By order of the Board of Directors


William K. Lavin, Secretary
New York, New York
March 15, 1999

                        STRATFORD ACQUISITION CORPORATION
                           67 Wall Street, Suite 2001
                            New York, New York 10005

                                   ----------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 29, 1999

                                   ----------

                               GENERAL INFORMATION


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Stratford Acquisition Corporation, a Minnesota corporation (the "Company"), of proxies to be used at the Annual Meeting of Shareholders to be held at The University Club, 1 West 54th Street, New York, New York 10019, at 9:30 a.m. on Thursday, April 29, 1999, and any adjournments thereof (the "Annual Meeting"). This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about March 15, 1999.

     Holders of record of the $.001 par value Common Shares of the Company ("Common Stock") on March 1, 1999 will be entitled to vote at the meeting. On that date, there were 15,081,607 shares of Common Stock outstanding, each of which are entitled to one vote on all matters properly submitted for vote of the shareholders at the Annual Meeting. Only holders of record at the close of business on March 1, 1999 will be entitled to notice of and to vote at the Annual Meeting.

     All Common Shares represented by properly executed proxies in the accompanying form received by the Company in sufficient time to permit examination and tabulation before a vote is taken will be voted in accordance with the directions of the shareholder specified on the proxy. IF NO DIRECTIONS HAVE BEEN SPECIFIED BY MARKING THE APPROPRIATE SQUARES ON THE PROXY, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. A shareholder signing and returning the accompanying proxy has the power to revoke it at any time prior to its exercise by delivering to the Company a later dated proxy or by giving notice to the Company in writing or in open meeting but without affecting any vote previously taken. Any written notice of revocation or subsequent proxy should be sent to Stratford Acquisition Corporation, c/o Karen Malsbenden, 67 Wall Street, Suite 2001, New York, New York 10005, or by facsimile to 212-825-0354 or in person at the Annual Meeting at or before the taking of the actual vote.

     The holders of Common Shares entitling them to a majority of the voting power of the Company must be present in person or by proxy at the Annual Meeting to constitute a quorum for conducting business. Shares represented by proxies received by the Company will be counted as present at the Annual Meeting for purposes of determining the existence of a quorum, regardless of how or whether such shares are voted on a specific proposal. The affirmative vote of a majority of the shares of common stock present at the Annual Meeting will be required to approve the election of the directors and the appointment of the auditors. However, the affirmative vote of a majority of the outstanding shares will be required to approve the proposals to amend the company's Articles of Incorporation and to approve the redomestication of the Company in the State of New York by way of merger with the Company's newly-formed New York subsidiary.


                              MANAGEMENT PROPOSAL I

                              ELECTION OF DIRECTORS

     The Company's Board of Directors consists of four directors. At the April 29, 1999 Annual Meeting, the shareholders will elect four directors to hold office until their qualified successors are elected by the shareholders at the next regular or special meeting of shareholders, or as otherwise provided by law, or the Company's By-Laws.

     The four persons who have been nominated for election as directors are William K. Lavin, Douglas S. Friedenberg, Edward J. Malloy and Daniel W. Dowe, all of whom presently serve as directors of the Company. It is the intention of the holders of the proxies in the accompanying form to vote FOR the election of these four nominees, unless authorization to do so is withheld. The holders of the proxies may, in their discretion, vote for substitute nominees in the event that any nominee becomes unable to serve for any reason presently unknown. The Board of Directors is not aware that any nominee will be unable or unwilling to serve as a Director. The following table sets forth certain information with respect to each of the nominees.

                                    NOMINEES

                        Directors and Executive Officers

                                 Age               Position
                                 ---               --------

William K. Lavin                 53                Chairman, Secretary

Douglas S. Friedenberg           45                Director, Treasurer

Daniel W. Dowe                   37                Director, President
                                                   and Chief Executive Officer

Edward J. Malloy                 62                Director


The Board of Directors Recommends a Vote FOR the Foregoing Nominees.


                               BUSINESS EXPERIENCE

William K. Lavin. Mr. Lavin became a director of the Company in October 1997 and currently operates his own consulting business that he formed in 1994. Prior to forming his firm, he was Chief Executive Officer of Woolworth Corporation (NYSE:Z) from 1993-1994 and, immediately prior to that position, he served as Woolworth's Chief Administrative and Financial Officer. Mr. Lavin serves on the board of directors of the Allegheny Corporation (NYSE:Y) and Chicago Title Corporation (NYSE: CTZ).

Douglas S. Friedenberg. Mr. Friedenberg has been a director of the Company since November 1996. He has been the President of Firebird Capital Management, a financial advisory firm, since March 1993 and currently manages three private investment funds for Firebird. He also writes a regular column for HFR Journal, a quarterly publication for the investment industry. In 1991, he co-founded and became President of Unicorn Capital Management, an investment management firm. From 1983 to 1991, he managed private investment portfolios for Morgan Stanley, Inc., a large New York City-based investment banking firm. Mr. Friedenberg currently serves as a Director of Datametrics Corporation (AMEX:DC).

Daniel W. Dowe.   Mr. Dowe became a director of the Company in March 1997,
Acting President on November 17, 1997 and President and Chief Executive Officer on April 1, 1998. Mr. Dowe has agreed to serve in this capacity for a three-year period pursuant to a written employment agreement and will have an option to serve for an additional three-year period. He was the founder of Dowe & Dowe, the predecessor to Dowe, Capetanakis & Preite, a New York City-based law firm that occasionally provides corporate and securities law services to the Company. From 1993 to November 17, 1997, Mr. Dowe was practicing corporate and securities law at his firm. From 1990 to 1993, Mr. Dowe was an associate with Donohue & Donohue, a New York City-based law firm concentrating on international trade matters. Prior to practicing law, he was employed by Salomon Brothers, Inc. (Salomon Smith Barney, a division of Citigroup, Inc.) and J. P. Morgan Bank.

Edward J. Malloy. Mr. Malloy became a director in January, 1998. He is currently President of the Building and Construction Council of Greater New York. Mr. Malloy represents the interests of over 200,000 laborers involved in the building trades in the Greater New York City area. He is responsible for developing employment opportunities in the construction industry in both the public and private sectors to achieve an adequate level of work for union members. Mr. Malloy brings to the Company an extensive level of contacts and industry experience.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

     There were four meetings of the Board of Directors during 1998. In addition the Board acted on a number of occasions by unanimous written consent. Each of the Directors of the Company attended all of the meetings of the Board of Directors, and committees of which they were a member that were held in the last fiscal year.

     The Company does not have a standing audit or nominating committee or any other committees performing similar functions. The Company does have a compensation committee consisting of William Lavin, Douglas Friedenberg and Edward Malloy (the "Compensation Committee") which had one meeting during 1998. The Compensation Committee is responsible for assuring that the officers and key management of the Company are effectively compensated in terms of salaries, incentive compensation and benefits which are internally equitable and externally competitive. The Compensation Committee is responsible for setting the compensation of the executive officers.

                             EXECUTIVE COMPENSATION


     The following table shows all remuneration in excess of $100,000 paid by the Company and its subsidiaries during the fiscal year ending May 31, 1998, to all directors and officers:



                                             Long-Term Compensation
               Annual compensation          Awards         Payouts

                                                     Securi-
                                                     ties
Name                            Other                Underly-              All
and                             Annual   Restrict-    ing               Other
Princi-                         Compen-  ed Stock    Options/   LTIP   Compen-
pal            Salary  Bonus    sation   Awards       SARs     Payouts  sation
Position/Year  ($)      ($)       ($)      (#)         ($)       ($)       ($)
--------------------------------------------------------------------------------
Daniel
Dowe
President/1996  n/a
(1)(2)(3) 1997  n/a
          1998  $89,850                 432,357     575,924

------------
(1) From November 17, 1997 through March 31, 1998, during which time Mr. Dowe served as interim president of the Company, he earned $52,500 in cash compensation. Commencing April 1, 1998, Mr. Dowe became an employee of the Company at an annual salary of $180,000. For the two-month period ended May 31, 1998, Mr. Dowe earned $37,530 in cash compensation. Mr. Dowe does not receive any additional remuneration for serving as a director.

(2) Prior to becoming an employee of the company, Mr. Dowe received 64,857 shares of common stock in payment for $22,700 of legal services rendered to the Company through November, 1997. From November 17, 1997 through March 31, 1998, during which time Mr. Dowe served as interim president of the Company, he earned 97,500 shares of Common Stock. When Mr. Dowe became an employee of the Company, he received 270,000 shares of Common Stock representing 30,000 shares per month for the remainder of the calendar year.

(3) On June 25, 1997, the Company issued an aggregate of 1,727,772 stock options to its directors as an incentive for future performance. Of these options, Mr. Dowe received 575,924 options. The stock options were exercisable when issued at then current market price of $.35 per Share and will expire on June 25, 2002.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

DIRECTORS AND EXECUTIVE OFFICERS

The following table shows the amount of common stock owned as of May 31, 1998 by each director and officer and affiliates and by all directors and officers as a group. Each individual has beneficial ownership of the shares which are subject to unexercised stock options and stock warrants held by him, and each individual has sole voting power and sole investment power with respect to the number of shares beneficially owned:

                                     Amount and Nature
Name and Address                       of Beneficial         Percent of
of Beneficial owner                     ownership             Class (1)
-------------------                     ---------             ---------

Douglas Friedenberg,                    3,353,376             21.37%
Director, Treasurer
67 Wall Street, Suite 2001
New York, New York 10005

Daniel W. Dowe                          1,008,281              6.42%
Director, President,
Chief Executive Officer
67 Wall Street, Suite 2001
New York, New York 10005

William K. Lavin                          206,250              1.31%
Chairman, Secretary
67 Wall Street, Suite 2001
New York, New York 10005

Edward J. Malloy                          106,250              0.68%
Director
71 West 23rd Street
New York, New York 10010

All Directors and
Executive Officers as
a group                                 4,674,157             29.78%

(1) The class includes stock options and stock warrants granted to the directors and officers prior to May 31, 1998 which are deemed by the Company to be acquirable by the beneficial owner within 60 days of the date of this proxy statement by exercise of the option or warrant. As of May 31, 1998, there were 11,965,646 shares issued and outstanding, 15,695,422 on a fully diluted basis. Percentages are stated on a fully diluted basis.

PRINCIPAL SHAREHOLDERS

     Set forth below is certain information about the only shareholder known by the Company (other than Mr. Friedenberg and his affiliated companies) to be a beneficial owner of more than 5% of the outstanding Common Shares of the Company as of the May 31, 1998:

Name and Address           Amount and Nature                  Percent
of Beneficial Owner        of Beneficial Ownership            of Class(1)
-------------------        -----------------------            -----------

Quilcap Corporation        1,200,000                           7.64%
375 Park Avenue
Suite 1404
New York, New York


(1) Percentage is stated on a fully diluted basis.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires Stratford's directors, executive officers and holders of more than 10% of Stratford's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common stock and other equity securities of Stratford. Stratford believes that during 1998, its officers and directors have complied with all
Section 16(a) filing requirements. The Company is not aware of holders of more than 10% of its Common Stock as of May 31, 1998.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     The following sets forth all transactions with the Company in excess of $60,000 in which a director, executive officer, 5% shareholder or an immediate family member thereof, had a direct or indirect material interest during the fiscal year ended May 31, 1998 and since that date:

     During the fiscal year ended May 31, 1998, three private investment funds that are controlled by Mr. Friedenberg have loaned funds to the Company and have purchased equity securities to provide working capital to the Company. The Company has established an informal policy whereby common stock is sold to any funds controlled by Mr. Friedenberg. The price is the average between the closing bid and asking price for the common stock on the day prior to the purchase. The Company believes that this policy is fair in that the common stock issuable to Mr. Friedenberg's funds is not registered and thereby restricted from transfer, and actually has a value that is discounted to the market price of common stock that can be freely-traded.

           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     Over the past year, the Company has undergone substantial operational changes with the objective of building a competitive construction product company. These changes resulted in the need to attract and retain key executive officers and employees who would be instrumental in the success of these new operations. Accordingly, the Company's compensation policy and practices are aimed at achieving this objective. The Company's executive compensation program combines what the Compensation Committee considers to be competitive but reasonable base salaries with incentive programs linked to the success of the Company's operations and stock performance.

     Going forward, Stratford's compensation program shall consist of the following elements: salary based on the Committee's assessment of the individual's level of responsibility, performance and contributions to the company; an annual bonus which takes into account both financial progress of the company as well as less quantifiable criteria; and grants of stock options designed to motivate individuals to enhance the long-term value of the Company's stock. The Committee will not allocate a fixed percentage of compensation to each of these three elements nor does the Committee intend to use specific qualitative or quantitative measures or factors in assessing individual performance.

     Since Mr. Dowe only became President and Chief Executive Officer in April 1998, his base salary is primarily based on the Committee's general understanding of ranges of compensation for executives of companies similar in size, complexity and development as that of the Company. The Committee believes that Mr. Dowe's base salary is competitive within a range that is considered to be reasonable and necessary and that it reflects his financial and legal experience and personal contributions to the Company.

     The Company also intends to provide incentive compensation to its executive officers and key employees in the form of annual cash bonuses relating to financial and operational achievements during the prior year. The amount and form of such bonuses shall be determined by the Committee based primarily upon an analysis of the officer's job performance and the specific accomplishments of the officer during the preceding calendar year. Although the achievement of certain financial objectives will be considered in determining incentive compensation, other subjective and less quantifiable criteria will also be considered. In this regard, the Compensation Committee shall take into account specific operational achievements that were expected to affect future earnings and results or that had an identifiable impact on the prior year's results.

     Mr. Dowe's bonus for 1998 shall be based on the Committee's evaluation of his individual performance in assisting the Company to achieve its corporate and strategic objectives, namely, to establish the groundwork from which the company can evolve from the development stage into a company which is capable of competing effectively in the construction products industry.

     The Company also provides long-term incentive compensation to its executive officers and key employees through stock options. The use of stock options is intended to provide incentives to the Company's executive officers and key employees for working toward the long-term growth of the Company by providing them with a benefit that will increase only to the extent the value of the common stock increases. Accordingly, the Company from time to time has granted the Company's executive officers and other key employees options to purchase shares of common stock. Options are not granted by the Company as a matter of course or as part of the regular compensation of any executive or key employee. The decision to grant an option is based on the perceived incentive that the grant will provide and the benefits that the grant may have on long-term shareholder value. The number of shares granted is determined based on the level and contribution of the employee. Consideration is also given to the anticipated contribution of the business operations for which the optionee has responsibility on the overall shareholder value of the Company and on existing holdings of options by the employee. Certain of the stock options which are currently outstanding are subject to vesting over a number of years and have exercise prices based on the market price of the common stock at of the date of grant.

The Compensation Committee believes that the Company's executive compensation program is reasonable and provides a mechanism by which compensation is appropriately related to corporate and individual performance and is designed to align the interest of the Company's executive officers with the interest of shareholders on both a long and short-term basis.

                                PERFORMANCE GRAPH

     As of May 31, 1998, the Company was still in the development stage. Therefore, the Company is not aware of any similarly-situated public company within the construction product industry that would be comparable in size, products or circumstance as the Company.


                             MANAGEMENT PROPOSAL II

                         CHANGE OF THE COMPANY'S NAME TO
                        NOVEX SYSTEMS INTERNATIONAL, INC.

     The following resolution will be offered by the Board of Directors at the meeting:

          RESOLVED, that the Articles of Incorporation of the corporation be, and the same hereby are, amended to change the name of the corporation to "Novex Systems International, Inc."

     The Board of Directors Recommends a Vote FOR the adoption and approval of the Foregoing Resolutions for the following reasons:

     In conjunction with the Company's business plan to develop a corporate image that is compatible with its products, services and marketing approach to offering complete concrete repair "systems" to its customers, management proposes to change the company's name from Stratford Acquisition Corporation to Novex Systems International, Inc. This name change will also create uniformity with the company's Canadian operating subsidiary, which changed its name to Novex Systems International, Ltd. in December, 1998.

                             MANAGEMENT PROPOSAL III

                     AMENDMENTS TO ARTICLES OF INCORPORATION

     The following resolutions to amend the Company's Articles of Incorporation will be offered by the Board of Directors at the meeting:

A.   Authority to Issue Preferred Stock

          RESOLVED, that the Company's Articles of Incorporation be amended to provide as follows:

          Section 1. Authorized Capital Stock. The Company is authorized to issue two classes of capital stock, designated Common Stock and Preferred Stock. The total number of shares of capital stock that the Company is authorized to issue is 50,000,000 shares, consisting of 40,000,000 shares of Common Stock, per value $.001 per share and 10,000,000 shares of Preferred Stock, par value $.001 per share.

          Section 2. Preferred Stock. The Preferred Stock may be issued in one or more series. The Board of Directors of the Company (the "Board") is hereby authorized to issue the shares of Preferred Stock, without additional stockholder approval, in such series and to fix from time to time before issuance the number of shares to be included in any such series and the designation, relative powers, preferences, and rights and qualifications, limitations, or restrictions of all shares of such series. The authority of the Board with respect to each such series will include, without limiting the generality of the foregoing, the determination of any and or all of the following:

               (a) the number of shares of any series and the designation to distinguish the shares of such series from the shares of all other series;

               (b) the voting powers, if any, and whether such voting powers are full or limited in such series;

               (c) the redemption provisions, if any applicable to such series, including the redemption price or prices to be paid;

               (d) whether dividends, if any, will be cumulative or noncumulative, the dividend rate of such series, and the dates and preferences of dividends on such series;

               (e) the rights of such series upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Company;

               (f) the provisions, if any, pursuant to which the shares of such series are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock, or any other security, of the Company or any other corporation or other entity, and the price or prices or the rates of exchange applicable thereto;

               (g) the right, if any, to subscribe for or to purchase any securities of the Company or any other corporation or other entity;

               (h) the provisions, if any, of a sinking fund applicable to such series; and

               (i) any other relative, participating, optional or other special powers, preferences, rights, qualifications, limitations, or restrictions thereof all as may be determined from time to time by the Board and stated in the resolution or resolutions providing for the issuance of such Preferred Stock (collectively, a "Preferred Stock Designation").

          Section 3. Common Stock. The holders of Common Stock will be entitled to one vote on each matter submitted to a vote at a meeting of stockholders for each share of Common Stock held of record by such holder as of the record date for such meeting.

     The Board of Directors Recommends a Vote FOR the adoption and approval of the Foregoing Resolution for the following reasons:

     The existing Articles of Incorporation do not provide for the issuance of Preferred Stock. In certain instances relating to the Company's ability to finance its operations or to complete complex acquisitions, it may be beneficial and perhaps necessary for the timely completion of such financing for the Board of Directors to have the ability to issue Preferred Stock. For this reason, Management proposes that the above amendment to the Company's Articles of Incorporation be adopted so as to authorize the Board of Directors to issue such stock when it is deemed to be in the best interest of the Company and its shareholders to do so.

B.   Amendment to By-Laws

          RESOLVED, that the Company's Articles of Incorporation be amended to provide as follows:

          The Board may make, amend, and repeal the By-Laws of the Company. Any By-Law made by the Board under the powers conferred hereby may be amended or repealed by the Board or by the stockholders in the manner provided in the By-Laws of the Company. The By-Laws may only be adopted, amended or repealed by the stockholders by the affirmative vote of at least 75% of the votes of the shares at the time entitled to vote in the election of any Directors, voting together as a single class. The Company may in its By-Laws confer powers upon the Board in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board by applicable law.

C.   Special Meetings of Shareholders

          RESOLVED, that the Company's Articles of Incorporation be amended to provide as follows:

          Subject to the rights of the holders of any series of Preferred Stock:

               (a) any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of stockholders of the Company or by unanimous consent in writing, as provided by the applicable state corporation law; and

               (b) special meetings of stockholders of the Company may be called only by (i) the Chairman of the Board (the "Chairman") or (ii) the Secretary of the Company (the "Secretary") within 10 calendar days after receipt of the written request of a majority of the total number of Directors which the Company would have if there were no vacancies (the "Whole Board"), or as required pursuant to relevant provisions of the applicable state corporations law.

          At any annual meeting or special meeting of stockholders of the Company, only such business will be conducted or considered as has been brought before such meeting in the manner provided in the Bylaws of the Company. Notwithstanding anything contained in these Articles of Incorporation to the contrary, in order to repeal, adopt, or amend any provision of this Article requires the affirmative vote of at least 75% of the votes of the shares at the time entitled to vote in the election of any Directors, voting together as a single class.

D.   Number, Election and Terms of Directors

          RESOLVED, that the Company's Articles of Incorporation be amended to provide as follows:

          Section 1. Number, Election and Terms of Directors. Subject to the rights, if any of the holders of any series of Preferred Stock to elect additional Directors under circumstances specified in a Preferred Stock Designation, the number of the Directors of the Company may be increased or decreased from time to time in the manner described in the By-Laws of the Company, but shall never be less than three nor more than twelve. The Directors, other than those who may be elected by the holders of any series of Preferred Stock, will be classified with respect to the time for which they severally hold office into three classes, as nearly equal in number as possible, designated Class 1, Class 2, and Class 3. The Directors first appointed to Class 1 will hold office for a term expiring at the annual meeting of stockholders to be held in 2000; the Directors first appointed to Class 2 will hold office for a term expiring at the annual meeting of stockholders to be held in 2001; and the Directors first appointed to Class 3 will hold office for a term expiring at the annual meeting of stockholders to be held in 2002, with the members of each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of the stockholders of the Company, the successors of the class of Directors whose terms expire at that meeting will be elected by a plurality vote of all votes cast at such meeting to hold office for a term expiring at the end of the period designated for that class in which the Director shall be elected. Election of Directors of the Company need not be by written ballot unless requested by the Chairman or by the holders of a majority of the Voting Stock present in person or represented by proxy at a meeting of the stockholders at which Directors are to be elected.

          Section 2. Nomination of Directors. Advance notice of stockholder nominations for the election of Directors must be given in the manner provided in the By-Laws of the Company.

          Section 3. Creation of New Directors. The Board of Directors may create new Directorships from time to time at their discretion, without additional stockholder approval.

          Section 4. Newly Created Directorships and Vacancies. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additional Directors under circumstances specified in a Preferred Stock Designation, newly created directorships resulting from any increase in the number of Directors and any vacancies on the Board resulting from death, resignation, disqualification, removal, or other cause will be filled solely by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board, or by a sole remaining Director. Any director elected in accordance with the preceding sentence will hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director's successor has been duly elected and qualified. No decrease in the number of Directors constituting the Board may shorten the term of any incumbent Director.

          Section 5. Amendment, Repeal, Etc. Notwithstanding anything contained in these Articles of Incorporation to the Contrary, the affirmative vote of at least 75% of the votes of the shares at the time entitled to vote in the election of any Directors, voting together as a single class, is required to amend, adopt or repeal any provision inconsistent with this Article.

          The Board of Directors Recommends a Vote FOR the adoption and approval of each of the Foregoing Resolutions for the following reasons:

          It is Management's belief that the Company's current certificate of incorporation does not adequately protect the Company against persons wishing to take undue advantage of the corporation without paying any more than a simple majority of shareholders fair value for the intrinsic worth of the company's proprietary technology, know-how and business prospects. As a public company, the company is vulnerable to becoming subject to the control of another person that wishes to capitalize on the company's low market value.

          For example, the Company's existing Articles of Incorporation do not contain a provision specifying the vote needed for shareholders to amend the By-Laws or the Articles of Incorporation of the Corporation. Accordingly, only a simple majority vote is required by the Minnesota Business Corporations Law to amend the Company's By-Laws Certificate of Incorporation. Management believes that any amendments to the Company's By-Laws and Articles of Incorporation relating to its corporate governance should only be made with the interest of at least 75% of all shareholders versus a simple majority.

          Under the proposed amendments, the alteration, amendment or repeal of, or adoption of any provision inconsistent with the provisions of the Articles of Incorporation relating to the calling of special shareholder meetings, the classified board of directors, the removal of directors, and amendments to the Company's By-Laws will require the affirmative vote of the holders of at least 75% of the voting power of the shares entitled to vote for the election of directors.

          Furthermore, under Minnesota Business Corporations Law, a special meeting may be called by the Chief Executive Officer, the Chief Financial Officer, two or more directors, a person authorized in the Articles of Incorporation or By-Laws to call a special meeting, or shareholders holding 10% or more of the voting power of all shares entitled to vote except that a special meeting for the purpose of considering any action to directly or indirectly facilitate or effect a business combination including any action that would change or otherwise affect the board of directors must be called by 25% or more of the voting power of all shares entitled to vote. Under the New York Business Corporations Laws, special meetings of shareholders for purposes other than the election of directors may be called by the Board of Directors or by such persons as may be authorized by the corporation's certificate of incorporation or by-laws. The proposed amendment provides for special meetings of shareholders to be called by the Chairman of the Board or by the Secretary of the Company within 10 calendar days after receipt of the written request of a majority of the total number of Directors which the Company would have if there were no vacancies. Therefore, if adopted, and the Company remains incorporated in Minnesota, this resolution would expand on a limited basis those persons who are eligible to call a shareholders meeting. Alternatively, if this provision is adopted and the shareholders approve the merger of the Company with its wholly-owned subsidiary, Novex Systems International, Inc., this provision would be reflected in the Certificate of Incorporation of Novex and, thus, would serve to protect the interest of all shareholders by eliminating the ability of a person owning only 25% of the Company's stock to call a special shareholders meeting for the purpose of effecting substantial changes in the corporate governance, operations or future plans of the company.

          In addition, the Company's Certificate of Incorporation does not provide for a classified Board of Directors. The terms of all of the Company's directors currently expire each year. The proposed amendment provides for the Board of Directors to be divided into three classes, with the term of one such class expiring each year. The board of directors believes that a classified or "staggered" board, where approximately one-third of the directors are elected annually, is in the best interests of the Corporation and its shareholders. This system helps provide continuity and stability of Stratford's management and policies because a majority of the directors at any one time will have prior experience as directors of Stratford and in-depth knowledge of the Company. This system permits directors to effectively represent the interests of all shareholders in a variety of circumstances, including those created by a minority shareholder.

     In summary, management believes that the proposed amendments will discourage persons having only a short-term financial interest in controlling the company from taking undue advantage of shareholders holding a minority interest in the Company. For this reason, Management proposes that the above amendments to the Company's Articles of Incorporation be adopted so as to protect the Company against unsolicited offers for the Company's common stock that may not reflect the fair value of the company's common stock. With these provisions in place, a person wishing to acquire control of the company, or elect new directors will be required to purchase at least 75% of all the outstanding common stock of the Company.

E.   Removal of Directors

          RESOLVED, that the Company's Articles of Incorporation be amended to provide as follows:

          Section 6. Removal. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additional Directors under circumstances specified in a Preferred Stock Designation, any Director may be removed from office by the stockholders only for cause and only in the manner provided in this Section 6. At any annual meeting or special meeting of stockholders, the notice of which states that the removal of a Director or Directors is among the purposes of the meeting, the affirmative vote of at least 75% of the votes of the shares at the time entitled to vote in the election of any Directors, voting together as a single class, may remove such Director or Directors for cause. Except as may be provided by applicable law, cause for removal will be deemed to exist only if the Director whose removal is proposed has been adjudged by a court of competent jurisdiction to be liable to the Company or its stockholders for misconduct as a result of (a) a breach of such Director's duty of loyalty to the Company, (b) any act or omission by such Director not in good faith or which involves a knowing violation of law, or (c) any transaction from which such Director derived an improper personal benefit, and such adjudication is no longer subject to direct appeal.

          The Board of Directors Recommends a Vote FOR the adoption and approval of each of the Foregoing Resolutions for the following reasons:

          The Company's Certificate of Incorporation does not provide for the removal of directors. Accordingly, under the Minnesota Business Corporations Law, directors may be removed, with or without cause, by a majority vote of the shareholders. Under the New York Business Corporations Law, unless the certificate of incorporation provides otherwise, directors of a corporation may be removed only for cause by the holders of a majority of the shares then entitled to vote at an election of directors. The term "cause" is not defined under either Minnesota or New York Business Corporations Law. Consequently, any question concerning the legal standard for "cause" would have to be judicially determined, and such determination could be difficult, expensive and time-consuming. The proposed amendment provides for removal for cause only and defines the term therein. Once again, such a provision would make an unsolicited takeover more difficult in that a potential purchaser having only a short-term financial interest in controlling the company may be deterred if unable to obtain immediate control of the company's decision-making powers.

F.   Personal Liability of Directors

          RESOLVED, that the Company's Articles of Incorporation be amended to provide as follows:

          To the fullest extent permitted by applicable state law currently or hereafter in effect, no Director of the Company will be personally liable to the Company or its stockholders for or with respect to any acts or omissions in the performance of his or her duties as a Director of the Company. Any repeal or modification of this Article will not adversely affect any right or protection of a Director of the Company existing prior to such repeal or modification.

          Section 1. Amendment, Repeal, Etc. Notwithstanding anything contained in these Articles of Incorporation to the contrary, the affirmative vote of at least 75% of the votes of the shares at the time entitled to vote in the election of any Directors, voting together as a single class, is required to amend, adopt, or repeal any provision inconsistent with this Article.

G.   Indemnification of Officers, Directors, Employees and Agents

          RESOLVED, that the Company's Articles of Incorporation be amended to provide as follows:

               Each person who is or was or had agreed to become a Director or officer of the Company, and each such person who is or was serving or who had agreed to serve at the request of the Board or an officer of the Company as an employee or agent of the Company or as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other entity, whether for profit or not for profit (including the heirs, executors, administrator, or estate of such person) will be indemnified by the Company to the full extent permitted by the applicable state law as currently or hereafter in effect. The right of indemnification provided in this Article will not be exclusive of any other rights to which any person seeking indemnification may otherwise be entitled, including without limitation pursuant to any contract approved by a majority of the whole Board (whether or not the Directors approving such contract are or are to be parties to such contract or similar contracts), and will be applicable to matters otherwise was its scope whether or not such matters arose or arise before or after the adoption of this Article. Without limiting the generality of the effect of the foregoing, the Company may adopt By-Laws or enter into one or more agreements with any person, which provide for indemnification greater or different than that provided in this Article or the applicable law as currently or hereafter in effect from time to time. Notwithstanding anything contained in these Articles of Incorporation to the contrary, the amendment or repeal of, or adoption of any provisions inconsistent with this Article requires the affirmative vote of at least 75% of the votes of the shares at the time entitled to vote in the election of any Directors, voting together as a single class. Any amendment or repeal of, or adoption of any provision inconsistent with, this Article will not adversely affect any right or protection existing hereunder prior to such amendment, repeal or adoption.

          The Board of Directors Recommends a Vote FOR the adoption and approval of each of the Foregoing Resolutions for the following reasons:

          The board of directors believes that these amendments to the Articles of Incorporation provide a reasonable contingent benefit which serves the best interest of shareholders and are an appropriate element of sound corporate governance. The indemnification provision encourages responsible persons to agree to serve as directors of the Company, innocent directors to resist unjust charges, and discourages groundless shareholder litigation which, in the event of an unsolicited takeover, could be instituted with the sole objective of forcing management to resign.

          Management further believes that these provisions do not affect the legal responsibility of executive officers and directors to the shareholders with respect to discharging their duties and responsibilities. They are designed to ensure that management perform its duties in accordance with what they deem to be in the best interest of the Company and its shareholders without undue concern for personal financial loss or other personal uncertainties, while still limiting the Company's ability to indemnify or limit liability with respect to those wrongful acts or omissions which would otherwise violate public policy.

                             MANAGEMENT PROPOSAL IV

           PLAN OF MERGER WITH THE COMPANY'S WHOLLY-OWNED SUBSIDIARY,
                        NOVEX SYSTEMS INTERNATIONAL, INC.

     The following resolution will be offered by the Board of Directors at the meeting:

          RESOLVED, that the plan of merger of the Company into its wholly-owned subsidiary, Novex Systems International, Inc., with the latter to be the surviving corporation, be and the same is hereby adopted and that the Company be merged with Novex Systems International, Inc., and be it further

          RESOLVED, that the terms and conditions of the merger and the manner and basis of converting the shares of each constituent corporation into shares of the surviving corporation be as set forth in the said plan of merger of Stratford Acquisition Corporation and Novex Systems International, Inc., and be it further

          RESOLVED, that whatever amendments to the Articles of Incorporation of Stratford Acquisition Corporation are adopted by the Shareholders of the Company at the Annual Meeting of Shareholders scheduled to be held on April 29, 1999, or at any adjournment thereof, be and the same are hereby adopted and shall be reflected in the Certificate of Incorporation of Novex Systems International, Inc., and be it further

          RESOLVED, that the president and the secretary of the Company be and are hereby authorized and empowered to do or cause to be done any and all such other acts and things as they in their discretion may deem necessary or appropriate to accomplish the said merger and to carry out the purpose and intent of the foregoing resolutions.

     The Board of Directors Recommends a Vote FOR the adoption and approval of the Foregoing Resolutions for the following reasons:

     The Board of Directors believes it is in the best interest of the Company and its shareholders to be governed by the corporate laws of the State of New York for several reasons. First, the Company moved its principal executive offices out of Mississauga, Ontario, to New York City a couple of years ago and, therefore, much of its business is conducted in the State of New York. Indeed, the Company received a negative ruling on procedural grounds from a federal court in Minnesota which determined that the company had nominal operations in Minnesota diminished the availability of legal jurisdiction in that state, notwithstanding that the company was organized in

Minnesota and several shareholders reside in Minnesota. Secondly, management believes that New York corporate law is more comprehensive and more favorable to the governance of public companies. By redomesticating the Company in New York, the company will not only avail itself of a more comprehensive corporate body of law, but will also have access to a local forum to adjudicate any future disputes that might require judicial intervention as well as closer access to its local New York-based counsel and auditors.

     The Company proposes that this redomestication be accomplished by merging Stratford Acquisition Corporation into a newly-formed, wholly-owned subsidiary, Novex Systems International, Inc. that was recently incorporated in the State of New York principally for this purpose. The merger will entail an exchange of one
(1) share of $.001 par value common stock of Novex Systems International, Inc. for one (1) share of $.001 par value common stock of Stratford Acquisition Corporation. Owners of outstanding debentures, stock options and stock warrants will be offered an exchange of outstanding securities bearing identical rights and obligations in Novex Systems International, Inc. The effect of this merger will result in the termination of Stratford Acquisition Corporation and the survival of Novex Systems International, Inc. as the publicly-traded operating entity. The officers and directors of the Company shall serve as the officers and directors of Novex Systems International, Inc., until their successors have been duly qualified and elected or as otherwise provided in the certificate of incorporation of Novex Systems International, Inc. In essence, the proposed merger will be a paper transaction only resulting in the Company being "redomesticated" in the State of New York under a new Certificate of Incorporation and having new by-laws.

     Furthermore, any amendments to the Articles of Incorporation of Stratford Acquisition Corporation set forth above in Management's Proposals III(A) through III(G) above, shall be reflected in the Certificate of Incorporation of Novex Systems International, Inc., or any amendment thereto, to ensure that the interests of the shareholders are equally protected under Novex Systems International, Inc. as well.

                               THE PLAN OF MERGER

General

     Subject to the approval of the shareholders of the Company at the Annual Meeting and the satisfaction of certain other conditions, Stratford Acquisition Corporation ("SAC") will be merged with and into Novex Systems International Inc. ("Novex"). As a result of the Merger, the separate corporate existence of SAC will cease, and Novex, as the surviving Corporation, will succeed, insofar as permitted by law, to all rights and obligations of SAC.

Required Vote

     Minnesota law requires that the Merger be approved by the Board of Directors and adopted by the holders of at least a majority of the outstanding shares of Stratford's Common Stock. The Company's Board of Directors has unanimously approved the proposed Merger.

Effective Time of the Merger

     The Merger will become effective upon the filing of a Certificate of Merger with the Secretary of State of New York. It is presently anticipated that such filing will be made as promptly as practicable after the approval of shareholders of the Company has been obtained.

Bylaws of Surviving Corporation

     Upon the Effective Time of the Merger, the Company shall be governed in accordance with the provisions of the Certificate of Incorporation and Bylaws of Novex until they shall be altered, amended or repealed, or until new bylaws shall be adopted, and in accordance with the provisions of law.

Directors and Officers


     After the Effective Time of the Merger, Mr. William K. Lavin, Mr. Douglas
S. Friedenberg, Mr. Daniel W. Dowe and Mr. Edward J. Malloy will serve as the officers and directors of Novex and shall hold the same offices as they currently serve in the Company until their successors have been duly elected and shall have qualified. The first annual meeting of the shareholders of Novex after the Effective Time of the Merger shall be the annual meeting provided by the bylaws of the Novex for the year 2000. If, on or after the Effective Time of the Merger a vacancy shall, for any reason, exist in the board of directors or in any of the offices of Novex, the vacancy shall be filled in the manner provided in the certificate of incorporation of Novex or in its bylaws.


Merger Consideration

     At the Effective Time and subject to the right of the Company's shareholders to dissent and receive payment for all shares held by such dissenting shareholders as described below, each publicly held share ("Publicly Held Share") will be exchanged for one (1) share of Novex Common Stock as a result of the merger.

Exchange of Company Stock Certificates

     In order to receive the shares of Novex Common Stock to which they will be entitled as a result of the Merger, holders of publicly held SAC shares ("Publicly Held Shares") will be required to surrender their stock certificates after the Effective Time, together with a duly completed and executed letter of transmittal to the Company or its designated agent (the "Exchange Agent"). Upon receipt of such stock certificate and letter of transmittal from the shareholders of such Publicly Held Shares, the Company or the Exchange Agent will arrange for the issuance and delivery of a Novex Common Stock certificate to the registered holder or his transferee for the number of shares of Novex Common Stock that such person is entitled to receive as a result of the Merger. Instructions with regard to the surrender of certificates together with a letter of transmittal to be used for such purpose, will be mailed as promptly as practicable after the Effective Time to holders of Publicly Held Shares. Holders of Publicly Held Shares who wish to exercise their dissenters' rights must submit their stock certificates in accordance with the instructions set forth in Procedures for Exercising Dissenters' Rights set forth below. Holders of Publicly Held Shares who are not electing to dissent should not submit their stock certificates for exchange until such letter of transmittal and instructions are received.

     If any certificate for shares of Novex Common Stock is to be issued to a person other than the person in whose name the certificate for shares of the Publicly Held Shares surrendered in exchange therefor is registered, it shall be a condition of such issuance that the stock certificate so surrendered shall be properly endorsed (with such signature guarantees as may be required by the letter of transmittal) and otherwise in proper form for transfer and that the person requesting such issuance shall pay any transfer or other taxes required by reason of the issuance of certificates for shares of Novex Common Stock to a person other than the registered holder of the Publicly Held Shares surrendered or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable.

     Until a certificate that previously represented Publicly Held Shares held by a Company shareholder is actually surrendered for exchange and received by the Exchange Agent, the holder thereof will not be entitled to vote or receive any dividends or other distributions with respect to Novex Common Stock payable to holders of record after the Effective Time. Subject to applicable law, upon such surrender of stock certificates the previously represented Publicly Held Shares held by Company shareholders, such dividends or other distributions will be remitted (without interest) to the record holder of certificates for shares of Novex Common Stock issued in exchange therefor. Any certificates for shares of Novex Common Stock delivered or made available to the Exchange Agent and not exchanged for Publicly Held Share certificates within six months after the Effective Time will be returned by the Exchange Agent to Novex, which will thereafter act as Exchange Agent subject to the rights of holders of certificates for unsurrendered Publicly Held Shares. However, none of Novex, the Company or the Exchange Agent will be liable to any holder of Publicly Held Shares for any Novex Common Stock or dividends or distributions thereon or cash delivered to a public official pursuant to applicable escheat, unclaimed property or similar laws.

Treatment of Stock Options

     Each option and warrant of the Company outstanding at the Effective Time shall be converted into an equal number of options or warrants of Novex Systems International, Inc. in a similar fashion as that set forth above with respect to the common stock of the Company.

Conditions to Merger

     In addition to the approval of shareholders of the Company at the Annual Meeting, the obligations of Novex and the Company to effect the Merger are subject to the satisfaction or, where permitted, waiver of certain other conditions, including (I) consents, approvals and waivers from third parties required to consummate the merger and (ii) the approval for listing on the NASD bulletin board, subject to the official notice of issuance, of the shares of Novex to be issued in the merger.

     The Merger may be terminated and abandoned at any time prior to the Effective Time, whether before or after the shareholder approval of the Merger Agreement (I) by mutual consent of the Board of Directors of Novex and the Company or (ii) subject to certain conditions if the Merger has not been consummated on or before December 31, 1999.

Certain Regulatory Matters

     The Company is subject to regulation under state and federal laws that govern the sale of securities and the rules of certain self-regulatory organizations. Certain notices are required pursuant to such regulation in connection with the Merger. Appropriate filings are being submitted and it is anticipated, although there can be no assurance, that all such notices will be effected prior to, or promptly following, the Effective Time.

     Novex will file an application for listing of such shares with the NASDAQ OTC Bulletin Board and it is anticipated that such approval will be obtained; however, there can be no assurance that it will be obtained.

Expenses

     All costs and expenses incurred in connection with the Merger will be paid by the Company.

               RIGHTS OF AND PROCEDURE FOR DISSENTING SHAREHOLDERS

     Pursuant to Minnesota Business Corporations Law, shareholders of the Company who are entitled to receive notice of and to vote on a merger transaction such as the one proposed by the Board of Directors set forth in Management Proposal I above, may exercise dissenters' rights to obtain payment for their shares. In order to exercise those rights, a dissenting shareholder must file with Stratford before the vote on the proposed merger takes place, a written notice of the shareholder's intent to demand the fair value of the shares owned and must not vote the shares in favor of the proposed action. Only those shareholders and beneficial owners of common stock of the Company who were shareholders and beneficial owners as of the record date are entitled to exercise dissenters' rights.

     Assuming the proposed merger is approved, the Company shall send to all dissenting shareholders, who are entitled to dissent and who have given written notice of their intent to demand payment for their shares, a notice advising each dissenting shareholder of the address to which a demand for payment and certificates may be sent and the date by which the demand and certificates must be received by the Company in order to receive payment. The notice will also advise of any restrictions that will apply on the transfer of uncertificated shares after the demand for payment is received and will include a form to be used to certify the date on which the shareholder or the beneficial owner acquired the shares or an interest in them.

     In order to receive the fair value of the shares, the dissenting shareholder must, within 30 days of the Company's notice, demand payment and deposit his/her certificated shares or comply with any restrictions on transfer of uncertificated shares. After the Company receives a valid demand for payment or after the merger takes effect, whichever is later, the Company shall remit to each dissenting shareholder who has complied with the aforementioned notice and demand requirements the amount the corporation estimates to be the fair value of the shares, plus interest.

     If the Company fails to remit payment within 60 days of the shareholder's deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However the Company may again give notice to all dissenting shareholders who gave the corporation notice of their intent to demand the fair value of their shares and require redeposit of shares or restrict transfer at a later time.

     If a dissenter believes that the amount remitted is less than the fair value of the shares plus interest, the dissenter may, within 30 days of receiving such remittance, give written notice to the Company of the dissenter's own estimate of the fair value of the shares, plus interest, demanding payment of the difference.

     If the Company receives a demand for supplemental payment, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the Company, or it may file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall name as parties all dissenters who have demanded supplemental payment but who have not reached agreement with the Company. The court shall determine whether the shareholder(s) in question has fully complied with the procedures to exercise dissenters' rights pursuant to Minnesota law and shall determine the fair value of the shares. The court's determination shall be binding on all dissenting shareholders. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, already paid by the Company but shall not be liable to the Company for the difference by which the amount already paid by the Company to the dissenter exceeds the fair value of the shares as determined by the court, plus interest.

     The court shall determine and assess the costs and expenses of a supplemental demand proceeding against the Company, except that the court may assess part or all of those costs and expenses again a dissenter whose action in demanding supplemental payment is found to be arbitrary, vexatious, or not in good faith.

     The above is a brief description of a dissenting shareholders' rights pursuant to Minnesota Business Corporations Law and is qualified in its entirety by reference to the applicable statutes under Minnesota Business Corporations Law, a copy of which is attached hereto as Appendix I and which is incorporated by reference herein.


                              MANAGEMENT PROPOSAL V

                      RATIFICATION OF INDEPENDENT AUDITORS

The following resolution will be offered by the Board of Directors at the meeting:

     RESOLVED, that the appointment of Feldman Sherb Erhlich & Co. P.C. by the Board of Directors of the Corporation to conduct the annual audit of the financial statements of Stratford Acquisition Corporation and its subsidiary companies for the year ending May 31, 1999 is ratified, confirmed and approved.

     The Board of Directors Recommends a Vote FOR the adoption and approval of the Foregoing Resolution for the following reasons:

     The Board of Directors of the Company first appointed Feldman Sherb Ehrlich & Co., P.C., independent public accountants, as its auditors in 1997 and has reappointed the firm as auditors in each succeeding year to date. In addition, Feldman Sherb Ehrlich & Co., P.C. performed all of the auditing work relating to the Company's acquisition of ARM PRO, Inc. in September 1998. As a result of Feldman Sherb Ehrlich's knowledge of Stratford's operations and its reputation, the Board of Directors is convinced that the firm has the necessary personnel, professional qualifications and independence to act as its auditors. The Board has again selected Feldman Sherb Ehrlich & Co., P.C. as its auditor for the fiscal year ended May 31, 1999 and recommends that the shareholders ratify and approve the selection.

     In the event this resolution does not receive the necessary vote for adoption, or if for any reason Feldman Sherb Ehrlich & Co., P.C. ceases to act as auditors of Stratford, the Board of Directors of Stratford will appoint other independent public accountants as auditors.

     A representative of Feldman Sherb Ehrlich & Co., P.C. shall attend the Annual Meeting. He will have the opportunity to make a statement if he desires and also will be available to respond to appropriate questions from shareholders at the meeting.

                                  ANNUAL REPORT

     A copy of the Company's Annual Report on Form 10-K for the year ended May 31, 1998 accompanies this Proxy Statement but does not constitute part of the proxy solicitation material.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Feldman Sherb & Ehrlich, P.C. has served as the Company's independent public accountants during the fiscal year ended May 31, 1998, and the Board of Directors of the Company has selected Feldman Sherb & Ehrlich as independent public accountants for the Company for the fiscal year ended May 31, 1999. A representative of Feldman Sherb & Ehrlich is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so and to respond to appropriate questions from shareholders.

                                  OTHER MATTERS

     The Board of Directors does not know of any matters to be presented at the meeting other than those described above. If any other matter should properly come before the meeting, or any adjournment thereof, it is intended that the shares represented by proxies in the accompanying form will be voted by the holders of the proxies in their discretion.

     The Company will bear the cost of solicitation of proxies. In addition to the use of the mails, proxies may be solicited by certain officers, directors, and regular employees of the Company without extra compensation by telephone, telegraph or personal interview. The Company will also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation materials to beneficial owners of common stock of the Company held of record by such persons, and the Company will reimburse any forwarding expenses.

                              SHAREHOLDER PROPOSALS

     If the Merger is not consummated, it is anticipated that the 2000 Annual Meeting of shareholders of the Company will be held on or about April 28, 2000. A proposal by a shareholder intended for inclusion in the Company's proxy statement and form of proxy for the next Annual Meeting of shareholders must, in accordance with applicable regulations of the Securities and Exchange Commission, be received by the Company at 67 Wall Street, Suite 2001, New York, New York 10005, on or before December 31, 1999, in order to be eligible for inclusion in the proxy materials for such meeting.



                                          By Order of the Board of Directors,


                                          -----------------------------------
                                          William K. Lavin, Secretary


New York, New York
March 15, 1999

                          APPENDIX I TO PROXY STATEMENT


302A.471          Rights of dissenting shareholders.

Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

(a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

     (1) alters or abolishes a preferential right of the shares;

     (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

     (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

     (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

(b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

(c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a party, except as provided in subdivision 3;

(d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, if the shares of the shareholder are entitled to be voted on the plan; or

(e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

Subdivision 2.  Beneficial owners.

(a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b) The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

Subdivision 3.  Rights not to apply.

(a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of the surviving corporation in a merger, if the shares of the shareholder are not entitled to be voted on the merger.

(b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of an to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

Subdivision 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473          Procedures for asserting dissenters' rights.

Subdivision 1.  Definitions.

(a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment , calculated at the rate provided in section
549.09 for interest on verdicts and judgments.

Subdivision 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

Subdivision 3. Notice of dissent. If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

Subdivision 4.  Notice of procedure; deposit of shares.

(a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent, if no shareholder vote was required, a notice that contains:

     (1) The address to which a demand for payment and certificates of certificated shares may be sent in order to obtain payment and the date by which they must be received;

     (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

     (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and a demand payment; and

     (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

Subdivision 5.  Payment; return of shares.

(a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

     (1) the corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

     (2) an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

     (3) a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demand supplemental payment.

(b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced o the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

(c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

Subdivision 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

Subdivisions 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the court in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

Subdivision 8.  Costs; fees; expenses.

(a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses again a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. these fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

                                    P R O X Y

                        ANNUAL MEETING OF SHAREHOLDERS OF
                        STRATFORD ACQUISITION CORPORATION
                                 APRIL 29, 1999

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                  STRATFORD ACQUISITION CORPORATION PURSUANT TO
              THE PROVISIONS OF MINNESOTA BUSINESS CORPORATION LAWS

The undersigned shareholder of Stratford Acquisition Corporation, having received the Notice dated March 15, 1999 of the Annual Meeting of Shareholders
("Annual Meeting") and the Proxy Statement dated March 15, 1999 hereby nominates, constitutes, appoints and authorizes Daniel W. Dowe, William K. Lavin, and Douglas S. Friedenberg and each of them, attorney of the undersigned with power of substitution, as proxy for me and in my name, place and stead, to vote all the Common Shares of said corporation standing in my name on its books on March 1, 1999 (the "Record Date"), at the Annual Meeting to be held at 9:30 a.m. (EST) at 1 West 54th Street, New York, New York 10005 or at any adjournments thereof, with all the powers the undersigned would possess if personally present, as follows:


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY PURSUANT TO THE PROVISIONS OF THE MINNESOTA BUSINESS CORPORATION LAW. A Vote FOR Proposals I, II, III(A)-(G), IV and V are recommended. When properly executed, this proxy will be voted in the manner directed by the undersigned shareholder. If no direction is specified, this proxy will be voted FOR Proposals I, II, III(A)-(G), IV and V.


The   above-named   Attorneys  and  Proxies  are  instructed  to  vote  all  the undersigned's shares as follows:

I.   THE ELECTION OF DIRECTORS:

                                    Nominees
                                    --------

               Daniel W. Dowe                     William K. Lavin

               Douglas S. Friedenberg             Edward J. Malloy

     The Board of Directors Recommends a Vote FOR the Nominees Listed Above.

          ___ FOR the Election of All Nominees Listed Above. (except as marked to the Contrary Above*)

          ___  Withhold Authority to Vote for All Nominees Listed Above.

     *(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME ABOVE).

II.  THE PROPOSED CHANGE OF THE COMPANY'S NAME

     To consider and approve Management's resolution as set forth in Management Proposal II of the Proxy Statement dated March 15, 1999 to change the name of the Company from Stratford Acquisition Corp. to Novex Systems International, Inc.

          FOR ___                   AGAINST ___                  ABSTAIN ___

     The Board of Directors Recommends a Vote FOR the Foregoing Proposal.


III. THE PROPOSALS TO ADOPT VARIOUS PROVISIONS IN THE COMPANY'S ARTICLES OF
     INCORPORATION:

     A.   Proposal Re Issuance of Preferred Stock

          To consider and approve Management's resolution as more specifically set forth in Management Proposal III(A) of the Proxy Statement dated March 15, 1999 to adopt provisions in the Company's Articles of Incorporation which authorizes the Company to issue two classes of capital stock, Common and Preferred, in denominations which do not exceed in the aggregate 40,000,000 Common and 10,000,000 Preferred and under such terms and conditions as the Board of Directors may determine from time to time.

          FOR ___                   AGAINST ___                  ABSTAIN ___

          The Board of Directors Recommends a Vote FOR the Foregoing Proposal.

     B.   Proposal Re Amendment to By-Laws

          To consider and approve Management's resolution as more specifically set forth in Management Proposal III(B) of the Proxy Statement dated March 15, 1999 to adopt provisions in the Company's Articles of Incorporation which authorizes the Board of Directors to amend or repeal any provision of the By-Laws of the Company and which requires at least 75% of the votes of the shares at the time entitled to vote in the election of any Directors in order to amend any provision of the Company's By-Laws.

          FOR ___                   AGAINST ___                  ABSTAIN ___

          The Board of Directors Recommends a Vote FOR the Foregoing Proposal.

     C.   Proposal Re Special Meetings of Shareholders

          To consider and approve Management's resolution as more specifically set forth in Management Proposal III(C) of the Proxy Statement dated March 15, 1999 to adopt provisions in the Company's Articles of Incorporation requiring that any shareholder action be taken at a duly called annual or special meeting of shareholders or by unanimous written consent; providing that a special meeting of shareholders may be called only by (I) the Chairman of the Board or (ii) by the Secretary of the Company within 10 calendar days after receipt of a written request from the majority of the total number of directors which the company would have if there were no vacancies; and requiring the affirmative vote of at least 75% of the votes of shares entitled to vote in the election of any Directors in order to repeal, adopt or amend any provision in the Article of Incorporation relating to how action may be taken by shareholders and who may call a meeting of shareholders.

          FOR ___                   AGAINST ___                  ABSTAIN ___

          The Board of Directors Recommends a Vote FOR the Foregoing Proposal.

     D.   Proposal Re Number, Election and Terms of Directors

          To consider and approve Management's resolution as more specifically set forth in Management Proposal III(D) of the Proxy Statement dated March 15, 1999 to adopt provisions in the Company's Articles of Incorporation authorizing the Board of Directors to increase or decrease the number of directors to no less than three and no more than twelve, to create new Directorships, and to fill Director vacancies; authorizing the classification of directors into three classes, with each class of directors initially to hold office for one, two and three years, respectively; authorizing the election of Directors without written ballot unless requested by the Chairman or by the holders of a majority of the voting stock present; requiring that advance notice of stockholder nominations for the election of directors; and requiring the affirmative vote of at least 75% of the shares entitled to vote in the election of any Directors in order to repeal, adopt or amend any provision in the Article of Incorporation relating to the number, classification, nomination or election of directors, the classification of directors, or the creation of new directorships.

          FOR ___                   AGAINST ___                  ABSTAIN ___

          The Board of Directors Recommends a Vote FOR the Foregoing Proposal.

     E.   Proposal Re Shareholder Removal of Directors

          To consider and approve Management's resolution as more specifically set forth in Management Proposal III(E) of the Proxy Statement dated March 15, 1999 to adopt a provision in the Company's Articles of Incorporation authorizing the shareholders to remove any director for cause only; defining the phrase "cause for removal"; requiring that the removal of any director(s) by the shareholders be conducted at an annual meeting or special meeting of shareholders noticed for that purpose; and requiring the affirmative vote of at least 75% of the shares entitled to vote in the election of any Directors in order to repeal, adopt or amend any provision in the Article of Incorporation relating to the removal of directors by shareholders and the definition of "cause for removal".

          FOR ___                   AGAINST ___                  ABSTAIN ___

          The Board of Directors Recommends a Vote FOR the Foregoing Proposal.

     F.   Proposal Re Limiting Personal Liability of Directors

          To consider and approve Management's resolution as more specifically set forth in Management Proposal III(F) of the Proxy Statement dated March 15, 1999 to adopt a provision in the Company's Articles of Incorporation limiting the personal liability of directors to the Company or its shareholders to the fullest extent permitted by applicable law and requiring the affirmative vote of at least 75% of the votes of shares entitled to vote in the election of any Directors in order to repeal, adopt or amend any provision in the Articles of Incorporation relating to liability of directors to the Company or its shareholders.

          FOR ___                   AGAINST ___                  ABSTAIN ___

          The Board of Directors Recommends a Vote FOR the Foregoing Proposal.

     G.   Proposal Re Indemnification of Officers, Directors, Employees and
          Agents

          To consider and approve Management's resolution as more specifically set forth in Management Proposal III(G) of the Proxy Statement dated March 15, 1999 to adopt provisions in the Company's Articles of Incorporation authorizing the Company to indemnify directors, officers, employees or agents of the Company; to enter into agreements which provide for indemnification greater than or different from that provided in the Certificate of Incorporation or applicable law; requiring the affirmative vote of at least 75% of the votes of shares entitled to vote in the election of any Directors in order to repeal, adopt or amend any provision in the Articles of Incorporation relating to the indemnification of the Company's directors, officers, agents or employees; and providing that any amendment or repeal or adoption of any provision which is inconsistent with any preceding provision relating to the indemnification of officers, directors, employees or agents, shall not adversely affect any right or protection existing under such provision prior to such amendment, repeal or adoption.

          FOR ___                   AGAINST ___                  ABSTAIN ___

          The Board of Directors Recommends a Vote FOR the Foregoing Proposal.


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



IV.  THE PROPOSED MERGER WITH NOVEX SYSTEMS INTERNATIONAL, INC.

     To consider and approve Management's resolution as set forth in Management Proposal III of the Proxy Statement dated March 15, 1999 to redomesticate the Company from the State of Minnesota to the State of New York by way of a merger of the Company into its wholly-owned subsidiary, Novex Systems International, Inc.

          FOR ___                   AGAINST ___                  ABSTAIN ___

     The Board of Directors Recommends a Vote FOR the Foregoing Proposal.

V.   PROPOSED RATIFICATION OF INDEPENDENT AUDITORS

     To consider and approve Management's resolution as set forth in Management Proposal V of the Proxy Statement dated March 15, 1999 to approve and ratify the appointment of Feldman Sherb Ehrlich & Co., P.C. as the Company's independent auditors.

          FOR ___                   AGAINST ___                  ABSTAIN ___

     The Board of Directors Recommends a Vote FOR the Foregoing Proposal.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL I AND FOR PROPOSALS II, III(A)-(G), IV AND V. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.


THIS PROXY MAY BE REVOKED BY WRITING TO STRATFORD ACQUISITION CORPORATION, C/O KAREN MALSBENDEN, 67 WALL STREET, SUITE 2001, NEW YORK, NEW YORK 10005. FACSIMILES WILL BE ACCEPTED AT 212-825-0354 OR IN PERSON AT THE ANNUAL MEETING BEFORE THE TAKING OF THE VOTE.


                  Dated this ____ day of _________________, 1999.


                  _______________________________________________
                  Signature(s) of Shareholder(s)


                  _______________________________________________
                  Please print name(s)


                  _______________________________________________
                  Street Address


                  _______________________________________________
                  City, State, Zip

Please complete, date and sign exactly as your name(s) appear on your stock certificate. Joint owners should each sign personally. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign. For shares held by a corporation, please affix its corporate seal.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY TO THE COMPANY AT:

                  STRATFORD ACQUISITION CORPORATION
                  67 WALL STREET, SUITE 2001
                  NEW YORK, NEW YORK 10005

PROMPTLY USING THE ENCLOSED ENVELOPE.

                                        6